SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549



                                      FORM 8-K


                                    CURRENT REPORT

                         Pursuant to Section 13 or 15(d) of the
                            Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  June 27, 1996



                             STEWART ENTERPRISES, INC.
              (Exact name of registrant as specified in its charter)

      LOUISIANA                     0-19508                 72-0693290
(State or other jurisdiction    (Commission File Number) (I.R.S. Employer
    of incorporation)                                   Identification No.)



                            110 Veterans Memorial Boulevard
                               Metairie, Louisiana  70005
               (Address of principal executive offices) (Zip Code)



                                     (504) 837-5880
                  (Registrant's telephone number, including area code)


                                      Not Applicable
              (Former name or former address, if changed since last report)



            Item 5.  Other Events

                 On  June  27,  1996 the Company issued the  attached  news release.


            CONTACT:   William E. Rowe
                       Stewart Enterprises, Inc.
                       110 Veterans Blvd.
                       Metairie, Louisiana   70005
                       504-837-5880

                                 FOR IMMEDIATE RELEASE


            STEWART ANNOUNCES EXPANSION TO CANADA

            New Orleans, LA, June 27, 1996 . . . Stewart Enterprises, Inc. (NASDAQ:STEI) today announced that it has executed an agreement in principle with Urgel Bourgie in Canada for the purchase of 77 funeral homes and 5 cemeteries. Founded in 1902, the family enterprise of Urgel Bourgie is a leader in Quebec, with a network of funeral homes and memorial gardens extending throughout the metropolitan Montreal area and the Quebec City region.

            "When completed, this acquisition will represent one of the most significant transactions for Stewart Enterprises, establishing our company as a major death care provider in Canada's oldest and largest province," said Joseph P. Henican, III, vice chairman and chief executive officer, adding, "Joining with the Urgel Bourgie firm enables us to affiliate with a premier death care firm that is highly regarded and widely known for its quality service and facilities. We are very pleased that the Urgel Bourgie family has chosen Stewart to carry on its fine business and outstanding reputation."

            The province of Quebec yields one-fourth of Canada's gross national product and is home to over 6.8 million Canadians. Urgel Bourgie serves Montreal, Canada's second largest metropolitan area, and Quebec City, the second largest metropolitan area in the province of Quebec, providing more than 9,000 funeral services and 2,000 interments each year.

            "The services provided by Urgel Bourgie are conducted in a manner consistent with Stewart's tradition of excellence," said William E. Rowe, president and chief operating officer of Stewart Enterprises, Inc. "The firm actively markets prearrangements, recognizes the importance of the total death care concept, operates premier facilities and provides competitive opportunities for its 700 employees."

            Stewart Enterprises, founded in 1910, is the third largest provider of products and services in the death care industry in North America, currently owning and operating 196 funeral homes and 114 cemeteries in 21 states, Australia, New Zealand, Mexico and Puerto Rico.

                                        # # # #

                                       SIGNATURE




                 Pursuant  to  the requirements of the Securities  Exchange
            Act of 1934, the Registrant  has  duly caused this report to be
            signed  on  its  behalf  by  the  undersigned   thereunto  duly
            authorized.


                                            STEWART  ENTERPRISES, INC.




            July 24, 1996                   /s/  KENNETH C. BUDDE
                                            __________________________
                                                 Kenneth C. Budde
                                                 Senior Vice
                                                 President-Finance
                                                 Secretary and Treasurer
                                                (Principal Accounting Officer)